THE GABELLI BLUE CHIP VALUE FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 1999


                                               [Photo of Barbara Marcin omitted]

                                                                  BARBARA MARCIN





TO OUR SHAREHOLDERS,

      The past year remained a difficult environment for value stocks, which have not had their day in a few years. Investors continued to be unwilling to own stocks with poor short term fundamentals, even if their valuations have discounted the bad times. The market continued along the concentrated path that it took in 1998, when the world seemed poised on the brink of financial disaster. At that time, investors sold off any asset class and security that was considered of lesser quality, and bid up larger capitalization growth stocks and U.S. Treasury bonds. The Treasury market gave back that premium over the past year, with 1999 being the worst year for the bond market since regular sales of these securities began 22 years ago.

      Interest rates rose to 6.5% at year-end from 5.0% at the beginning of the year. The deterioration in the broad market's basic foundation that began in April 1998 also continued in 1999. Even within the Standard & Poor's 500 Index there were more declining issues than advancing issues, with 256 issues declining, 3 unchanged and 241 rising in price.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, the Gabelli Blue Chip Value Fund's (the "Fund") total return was 23.46%. The Standard & Poor's ("S&P") 500 Index and Lipper Large-Cap Value Fund Average had total returns of 14.87% and 8.75%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Since inception on August 26, 1999 through December 31, 1999, the Fund had a cumulative total return of 17.78%. The S&P 500 Index and Lipper Large-Cap Value Fund Average rose 8.34% and 5.38%, respectively, over the same period.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                          QUARTER
                            -------------------------------------
                            1ST       2ND       3RD          4TH        YEAR
                            ---       ---       ---          ---        ----
1999:   Net Asset Value ..  --        --      $9.54        $11.65      $11.65
        Total Return .....  --        --      (2.9)%(b)     23.5%       17.8%(b)
--------------------------------------------------------------------------------

                      Dividend History
-----------------------------------------------------------
Payment (ex) Date      Rate Per Share    Reinvestment Price
-----------------      --------------    ------------------
December 27, 1999          $0.125              $11.33

(a) Total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 26, 1999. The returns stated above cover short periods of less than one year beginning August 26, 1999 through December 31, 1999 and may not be indicative of long term results.
--------------------------------------------------------------------------------

OUR APPROACH

      The Gabelli Blue Chip Value Fund seeks to invest in the common stock of companies that are temporarily out of favor for which we can identify a turnaround scenario or a catalyst that would return the company to a higher valuation. Generally, there are three reasons we believe that a company would be undervalued: either it is out of favor relative to the economic or operating environment, underestimated on an asset valuation basis, or it may be a growth company that has fallen temporarily out of favor. We especially like to invest in companies that have strong franchises or brands because this offers us a margin of safety in valuing a company's assets.

COMMENTARY

      The silver lining in this value cloud is that there are an extraordinary number of stocks which are trading at low multiples to earnings and or cash flow estimates, which frequently already reflect reduced expectations. These include consumer companies such as Mattel (12 times 2000 earnings), Cendant (8 times 2000 cash flow) and General Motors (7 times 2000 earnings); capital goods companies such as Parker Hannifin (15 times 2000 earnings), Crane (10 times 2000 earnings) and Rockwell (14 times 2000 earnings); and financial services companies such as Providian, (15 times 2000 earnings), Lehman Brothers (10 times 2000 earnings) and Chubb (12 times 2000 earnings). These are reasonable prices for stocks that already appear to have priced in negative scenarios of higher interest rates or a looming recession.

      There are many fundamental reasons to like these lower priced stocks. For one thing, it is hard to see how we can have yet another year of positive corporate earnings - which we expect - and positive economic growth and still have a continued narrow market. And with the improving overseas economies and accelerating exports to them, significantly undervalued manufacturing and capital goods companies should do well.

      It is easy to be concerned about the overall market. The market multiples of earnings and cash flow are at all time highs. The broad market, as measured by the S&P 500, has just experienced its fifth year of double-digit returns, an unprecedented string of wins. The Nasdaq Composite was up over 80% in 1999, its best year ever.

      Technology stocks were clearly the favorites during the past few years, and in 1999, along with telecommunications issues, they became "required holdings" for many investors. The valuations placed on many of the technology stocks rose to multiples of 2 to 3 times these companies' growth rates. The strength in these sectors was derived from the glowing prospects of the growth of the Internet, as the extraordinary changes brought about by the Internet fueled investors' sense of wonder and infinite possibilities.

      The degree of valuation difference between the better performing companies and those with mediocre near term earnings has reached a new high. Investors have been willing to pay an average of 2 to 3 times the earnings growth rate for the most favored companies, such as General Electric, Cisco, and Wal-Mart. However, investors do not seem willing to pay even 1 times longer term earnings growth rates for more cyclical companies such as General Motors, or for companies experiencing current earnings difficulties such as Chubb or Mattel.

      At the same time, investors became so enamoured of new ways of communicating and selling over the Internet that they became venture capitalists to an extraordinary degree. Suddenly, individuals were willing to buy the stock of companies whose lack of earnings and even sales would have made it impossible to get past the venture capitalist stage just two years ago. These companies even found willing investors for their secondary offerings, coming back to the market shortly after their initial offerings, although the money sought was targeted mostly for current expenses such as advertising. It was also common for the chief executive officers of these companies to proclaim that they could not and would not predict when the company would become profitable. Many of these companies skyrocketed on their first days as public companies and still trade at lofty prices.

      While it has been somewhat frustrating to see investors ignore blue chip value stocks with solid earnings and cash flow selling at attractive prices, the flip side is that our portfolio holds excellent value. We concentrate on buying larger capitalization, established companies that have brand and franchise values. These "blue chip value" companies possess the financial strength to rejuvenate growth and broadly distribute their products. In addition, there is generally tremendous shareholder pressure on these larger companies to change management or strategy when returns on the company's assets are poor for more than a year or so.

COUNTING THE CHIPS

      Solid performance in the Fund since inception came from some of the largest holdings, such as GM's Hughes Electronics, Cendant, Gilat Satellite, Williams Communications Group, Amvescap, and Lehman Brothers. Other holdings started out as excellent values and unfortunately, remained just that at year end. These included Bell Atlantic, Providian Financial, Compaq, American Home Products, Federated Department Stores and Travelers Property Casualty Corp.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

ALLSTATE CORP. (ALL - $24.0625 - NYSE), CHUBB CORP. (CB - $56.3125 - NYSE), EVEREST REINSURANCE HOLDINGS INC. (RE - $22.3125 - NYSE) AND TRAVELERS PROPERTY CASUALTY CORP. (TAP - $34.25 - NYSE) are in the property and casualty insurance business. This sector of the insurance industry has been terrible over the past few years, as price wars and higher than expected losses hurt company earnings. These stocks have no prospects of improvement built into them and are selling at their lowest multiple of earnings, which already reflect reduced expectations. As the pricing has begun to bottom out, we believe that recognition of the brand and franchise value these companies possess offer strong upside once the upturn in earnings starts to become visible.

AMERICAN HOME PRODUCTS INC. (AHP - $39.25 - NYSE) has one of the best pipelines in the drug industry, and should experience accelerating revenues and earnings over the next several years. The company's stock sold off dramatically in 1999 because of (now settled) diet drug litigation and a messy fight with Pfizer over the acquisition of Warner-Lambert. As this deal falls apart, AHP itself becomes a valuable target.

BELL ATLANTIC CORP. (BEL - $61.5625 - NYSE) has accelerating revenue and earnings as it enters the long distance and direct subscriber line Internet service business. The stock price should begin to reflect these trends in 2000.

CENDANT CORP.'S (CD - $26.5625 - NYSE) earnings come primarily from royalties on revenues generated from its strong consumer franchise brands in economy class hotels (Ramada, Day's Inn, Travelodge), real estate brokers (Coldwell Banker, Century 21), car rental (Avis) and time share vacation properties. The company also has significant Internet assets that generate both sales and earnings. Cendant had an event in late 1999 which should go a long way to closing the quality discount earned after the disastrous merger with CUC in 1998. Liberty Media Group made an investment in the company and its chairman, John Malone, joined the Cendant board. With the company's low capital expenditures, strong cash flow, and majority of revenue based upon long term contracts, we think the company should trade at higher EBITDA multiples.

HUGHES ELECTRONICS (GENERAL MOTORS CORP., CL. H) (GMH - $96.00 - NYSE) AND GILAT SATELLITE NETWORKS LTD. (GILTF - $118.75 - NASDAQ) deliver services through satellites. GMH is the largest provider of satellite direct broadcast television services through its DirecTV offering and provides the OnStar directional tracking system sold in GM vehicles. Pressure has mounted on GM to spin the company off. Gilat is making the transition from a manufacturer of satellites to offering telephony and data services to businesses and consumers.

LEHMAN BROTHERS HOLDINGS INC. (LEH - $84.6875 - NYSE) has slowly built itself from an investment firm with a strong US bond underwriting business into a globally diversified investment bank/brokerage firm. Because of its traditional bond strength, the company still receives a large discount to the group of which it has become a peer. It deserves to trade in line with its investment banking peers.

MATTEL INC. (MAT - $13.125 - NYSE) is a powerful brand name company that has been reinvesting earnings to accelerate growth and is using technology to improve the sales volume of existing products. Mattel's brands include Barbie, American Girl, Hot Wheels and Fisher Price. The company needs to show a return to growth in order to achieve an improved earnings multiple.

PROVIDIAN FINANCIAL CORP. (PVN - $91.0625 - NYSE) is the sixth-largest credit card issuer and a leader in providing services to credit challenged consumers. The company should continue its above average growth in assets and earnings relative to the industry through international expansion and Internet delivery.

WILLIAMS COMMUNICATIONS GROUP INC. (WCG - $28.9375 - NYSE) is in the process of completing its nationwide fiber optic network focused on providing data, Internet and voice services to communications providers. Management has a proven track record in this business (having created and sold a network to LDDS in 1995) and has entered into strategic alliances to secure long term contracts for its network from telecommunications providers such as SBC, Telefonos de Mexico, Metromedia and US West.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Gabelli Blue Chip Value Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      It is not hard to find inexpensive companies today. The hard part today is identifying those companies that have a catalyst or sequence of events that will cause investors to revalue the company's assets upwards over the next few years so that your money is working for you.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.


                             Sincerely,

                             /s/ signature
                             BARBARA G. MARCIN, CFA
                             Portfolio Manager

January 31, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------
    Cendant Corp.                      General Motors Cl. H (Hughes Electronics)
    Gilat Satellite Networks Ltd.      Amvescap plc
    Providian Financial Corp.          Travelers Property Casualty Corp.
    Lehman Brothers Holdings Inc.      Bell Atlantic Corp.
    Williams Communications Group      Seagate Technology Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                              MARKET
     SHARES                                        COST       VALUE
     ------                                        ----       ------
              COMMON STOCKS -- 94.8%
              AEROSPACE -- 0.7%
      1,000   Rockwell International Corp. ...  $   53,856  $   47,875
                                                ----------  ----------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.3%
      2,500   Dana Corp. .....................      68,719      74,844
      8,000   Federal-Mogul Corp. ............     158,206     161,000
                                                ----------  ----------
                                                   226,925     235,844
                                                ----------  ----------
              BUSINESS SERVICES -- 8.4%
     17,700   Cendant Corp.+ .................     307,847     470,156
      2,000   United Parcel Service Inc., Cl. B    100,000     138,000
                                                ----------  ----------
                                                   407,847     608,156
                                                ----------  ----------
              CABLE -- 2.1%
      2,000   MediaOne Group Inc.+ ...........     137,325     153,625
                                                ----------  ----------
              COMMUNICATIONS EQUIPMENT -- 9.3%
      2,700   Gilat Satellite
               Networks Ltd.+ ................     130,451     320,625
      1,500   L-3 Communications
               Holdings Inc.+ ................      61,219      62,437
     10,000   Williams Communications
               Group Inc.+ ...................     230,000     289,375
                                                ----------  ----------
                                                   421,670     672,437
                                                ----------  ----------
              COMPUTER HARDWARE -- 7.5%
      2,000   3Com Corp.+ ....................      57,810      94,000
      5,400   Compaq Computer Corp. ..........     131,032     146,137
      1,300   International Business
               Machines Corp. ................     126,446     140,400
      3,500   Seagate Technology Inc.+ .......     115,812     162,969
                                                ----------  ----------
                                                   431,100     543,506
                                                ----------  ----------
              CONSUMER PRODUCTS -- 2.2%
     12,000   Mattel Inc. ....................     156,288     157,500
                                                ----------  ----------
              DIVERSIFIED INDUSTRIAL-- 1.7%
      6,000   Crane Co. ......................     113,550     119,250
                                                ----------  ----------
              ENERGY AND UTILITIES-- 5.3%
      2,000   Baker Hughes Inc. ..............      33,850      42,125
      2,400   Conoco Inc., Cl. A .............      65,032      59,400
      1,500   Halliburton Co. ................      62,075      60,375
      1,500   Kinder Morgan Energy
               Partners LP ...................      60,150      62,156
      6,700   Kinder Morgan Inc. .............     139,391     135,256
      1,000   USX-Marathon Group .............      27,738      24,688
                                                ----------  ----------
                                                   388,236     384,000
                                                ----------  ----------



                                                              MARKET
     SHARES                                        COST       VALUE
     ------                                        ----       ------
              ENTERTAINMENT -- 2.6%
      1,800   Disney (Walt) Co. ..............  $   50,665   $  52,650
      2,200   Viacom Inc., Cl. B+ ............     101,073     132,962
                                                ----------  ----------
                                                   151,738     185,612
                                                ----------  ----------
              EQUIPMENT AND SUPPLIES -- 1.4%
      2,000   Parker Hannifin Corp. ..........      88,144     102,625
                                                ----------  ----------
              FINANCIAL SERVICES -- 14.6%
      3,200   Amvescap plc, ADR ..............     144,885     180,800
      3,000   Countrywide Credit
               Industries Inc. ...............      93,300      75,750
      3,500   Lehman Brothers
               Holdings Inc. .................     199,756     296,406
        400   Morgan (J.P.) & Co. Inc. .......      55,295      50,650
      1,000   Morgan Stanley Dean
               Witter & Co. ..................     101,444     142,750
      3,400   Providian Financial Corp. ......     287,920     309,612
                                                ----------  ----------
                                                   882,600   1,055,968
                                                ----------  ----------
              FINANCIAL SERVICES: BANKS -- 5.9%
      4,500   Bank One Corp. .................     141,631     144,281
        500   Chase Manhattan Corp. ..........      38,644      38,844
      1,100   Citigroup Inc. .................      61,086      61,119
      6,000   Washington Mutual Inc. .........     154,425     156,000
        700   Wells Fargo & Co. ..............      33,660      28,306
                                                ----------  ----------
                                                   429,446     428,550
                                                ----------  ----------
              FINANCIAL SERVICES:  INSURANCE -- 9.2%
      3,500   Allstate Corp. .................      93,694      84,000
      1,000   Chubb Corp. ....................      55,738      56,312
      4,100   Everest Reinsurance
               Holdings Inc. .................     105,030      91,481
      1,000   Hartford Financial Services
               Group Inc. ....................      46,900      47,375
      1,100   MBIA Inc. ......................      57,486      58,094
      5,000   Travelers Property Casualty
               Corp., Cl. A ..................     176,438     171,250
      5,000   UnumProvident Corp. ............     155,931     160,313
                                                ----------  ----------
                                                   691,217     668,825
                                                ----------  ----------
              HEALTH CARE -- 1.6%
      3,000   American Home Products Corp. ...     135,156     118,313
                                                ----------  ----------
              HOTELS AND GAMING -- 1.4%
      4,200   Starwood Hotels & Resorts
               Worldwide Inc. ................      89,660      98,700
                                                ----------  ----------

                 See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                              MARKET
     SHARES                                        COST       VALUE
     ------                                        ----       ------
              PUBLISHING -- 3.3%
      2,200   Dow Jones & Co. Inc. ...........  $  128,941  $  149,600
      1,800   New York Times Co., Cl. A ......      74,115      88,425
                                                ----------  ----------
                                                   203,056     238,025
                                                ----------  ----------
              RETAIL -- 2.1%
      3,000   Federated Department
               Stores Inc.+ ..................     137,063     151,688
                                                ----------  ----------
              SATELLITE -- 4.5%
      3,000   General Motors Corp., Cl. H+ ...     154,287     288,000
      1,600   Loral Space &
               Communications Ltd.+ ..........      29,211      38,900
                                                ----------  ----------
                                                   183,498     326,900
                                                ----------  ----------
              SPECIALTY CHEMICALS -- 2.1%
      4,700   Lyondell Chemical Co. ..........      66,379      59,925
      2,600   Monsanto Co. ...................      97,255      92,625
                                                ----------  ----------
                                                   163,634     152,550
                                                ----------  ----------
              TELECOMMUNICATIONS -- 5.6%
      2,700   Bell Atlantic Corp. ............     170,873     166,219
      1,800   Sprint Corp. ...................      82,040     121,163
      1,600   US West Inc. ...................      87,518     115,200
                                                ----------  ----------
                                                   340,431     402,582
                                                ----------  ----------
              TOTAL COMMON STOCKS ............   5,832,440   6,852,531
                                                ----------  ----------



    PRICIPAL                                                  MARKET
     AMOUNT                                        COST       VALUE
     ------                                        ----       ------

              U.S. TREASURY OBLIGATIONS -- 4.6%
   $337,000   U.S. Treasury Bills,
               5.30% to 5.47%++,
               due 01/13/00 to 03/16/00 ......  $  333,768  $  333,934
                                                ----------  ----------
              TOTAL
               INVESTMENTS -- 99.4% ...........  $6,166,208   7,186,465
                                                ==========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.6% ..................      41,412
                                                            ----------
              NET ASSETS -- 100.0%
               (620,276 shares outstanding) ..............  $7,227,877
                                                            ==========
              NET ASSET VALUE,
               OFFERING AND REDEMPTION
               PRICE PER SHARE ...........................      $11.65
                                                                ======
    ------------------------
              For Federal tax purposes:
              Aggregate cost .............................  $6,193,481
                                                            ==========
              Gross unrealized appreciation ..............  $1,102,043
              Gross unrealized depreciation ..............    (109,059)
                                                            ----------
              Net unrealized appreciation ................  $  992,984
                                                            ==========
    ------------------------
    +   Non-income producing security.
    ++  Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                        THE GABELLI BLUE CHIP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $6,166,208) .....  $7,186,465
   Cash ........................................       1,222
   Dividends receivable ........................       2,756
   Receivable for Fund shares sold .............      25,097
   Receivable from adviser .....................      49,488
                                                  ----------
   TOTAL ASSETS ................................   7,265,028
                                                  ----------
LIABILITIES:
   Payable for Fund shares redeemed ............       1,028
   Payable for investment advisory fees ........       6,845
   Payable for distribution fees ...............       1,711
   Other accrued expenses ......................      27,567
                                                  ----------
   TOTAL LIABILITIES ...........................      37,151
                                                  ----------
   NET ASSETS applicable to 620,276
     shares outstanding ........................  $7,227,877
                                                  ==========
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value .  $      620
   Additional paid-in capital ..................   6,224,510
   Distributions in excess of net realized
     gain on investments .......................     (17,510)
   Net unrealized appreciation
     on investments ............................   1,020,257
                                                  ----------
   TOTAL NET ASSETS ............................  $7,227,877
                                                  ==========
   NET ASSET VALUE, offering and redemption
     price per share ($7,227,877 / 620,276
     shares outstanding; 500,000,000 shares
     authorized of $0.001 par value) ...........      $11.65
                                                      ======

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999 +
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends ...............................  $   15,998
   Interest ................................       9,964
                                              ----------
   TOTAL INVESTMENT INCOME .................      25,962
                                              ----------
EXPENSES:
   Investment advisory fees ................      17,312
   Distribution fees .......................       4,328
   Registration fees .......................      26,600
   Legal and audit fees ....................      13,000
   Shareholder communications expenses .....      10,000
   Custodian fees ..........................       7,073
   Trustees' fees ..........................       5,350
   Shareholder services fees ...............         268
   Miscellaneous expenses ..................         171
                                              ----------
   TOTAL EXPENSES ..........................      84,102
                                              ----------
   Less: Expense reimbursements ............     (49,488)
                                              ----------
   TOTAL NET EXPENSES ......................      34,614
                                              ----------
   NET INVESTMENT LOSS .....................      (8,652)
                                              ----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments ........      64,346
   Net change in unrealized appreciation
     on investments ........................   1,020,257
                                              ----------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS ........................   1,084,603
                                              ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .......................  $1,075,951
                                              ==========


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                       PERIOD ENDED
                                                                                                    DECEMBER 31, 1999+
                                                                                                    ------------------
OPERATIONS:
   Net investment loss ...........................................................................      $   (8,652)
   Net realized gain on investments ..............................................................          64,346
   Net change in unrealized appreciation on investments ..........................................       1,020,257
                                                                                                        ----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................       1,075,951
                                                                                                        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investments ..............................................................         (64,346)
   In excess of net realized gain on investments .................................................          (8,858)
                                                                                                        ----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................................         (73,204)
                                                                                                        ----------
SHARE TRANSACTIONS:
   Net increase in net assets from shares of beneficial interest transactions ....................       6,125,130
                                                                                                        ----------
   NET INCREASE IN NET ASSETS ....................................................................       7,127,877
NET ASSETS:
   Beginning of period ...........................................................................         100,000
                                                                                                        ----------
   End of period .................................................................................      $7,227,877
                                                                                                        ==========
 --------------

+ From commencement of investment operations on August 26, 1999 through December 31, 1999.

                 See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Blue Chip Value Fund (the "Fund") was organized on May 13, 1999 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until August 26, 1999 other than the purchase of 10,000 shares at a cost of $100,000 by Gabelli Funds, LLC. The Fund's primary objective is long term growth of capital. The Fund commenced investment operations on August 26, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the period ended December 31, 1999, reclassifications were made to decrease accumulated net investment loss for $8,652 with an offsetting adjustment to distributions in excess of net realized gain on investments.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser voluntarily agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. For the period ended December 31, 1999, the Adviser reimbursed the Fund in the amount of $49,488.

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the period ended December 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $4,328, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the period ended December 31, 1999, other than short term securities, aggregated $8,756,068 and $2,987,569, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                          PERIOD ENDED
                                                       DECEMBER 31, 1999+
                                                    ------------------------
                                                     SHARES         AMOUNT
                                                     ------         ------
Shares sold .....................................   651,934       $6,533,684
Shares issued upon reinvestment of dividends ....     6,248           70,786
Shares redeemed .................................   (47,906)        (479,340)
                                                    -------       ----------
    Net increase ................................   610,276       $6,125,130
                                                    =======       ==========
+ From commencement of investment operations on August 26, 1999 through December
  31, 1999.

THE GABELLI BLUE CHIP VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout the period:

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1999+
                                                              ------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period ....................      $10.00
                                                                   ------
    Net investment loss .....................................       (0.01)
    Net realized and unrealized gain on investments .........        1.79
                                                                   ------
    Total from investment operations ........................        1.78
                                                                   ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net realized gain on investments ........................       (0.11)
    In excess of net realized gain on investments ...........       (0.02)
                                                                   ------
    Total distributions .....................................       (0.13)
                                                                   ------
    NET ASSET VALUE, END OF PERIOD ..........................      $11.65
                                                                   ======
    Total return++ ..........................................       17.8%
                                                                   ======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ....................      $7,228
    Ratio of net investment loss to average net assets (b) ..     (0.50)%(a)
    Ratio of operating expenses to average net assets (b) ...       2.00%(a)
    Portfolio turnover rate .................................         71%

--------------------------------

 + From commencement of investment operations on August 26, 1999 through December 31, 1999.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period less than one year is not annualized.
(a) Annualized.
(b) During the period ended December 31, 1999, the Adviser voluntarily reimbursed certain expenses. Before reimbursement, the ratios of operating expenses and net investment loss to average net assets would have been 4.86% and (3.36)% for 1999 (annualized), respectively.

                 See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Gabelli Blue Chip Value Fund

We have audited the accompanying statement of assets and liabilities of The Gabelli Blue Chip Value Fund (the "Fund"), including the portfolio of investments, as of December 31, 1999, and the related statement of operations, changes in net assets and the financial highlights for the period August 26, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Blue Chip Value Fund as of December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period August 26, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          /s/ signature
                                          Ernst & Young LLP
New York, New York
February 11, 2000

--------------------------------------------------------------------------------
                   1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal period ended December 31, 1999, the Fund paid to shareholders, on December 27, 1999, an ordinary income dividend (comprised of short term capital gains) totaling $0.125 per share. For the fiscal period ended December 31, 1999, 21.52% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal period 1999 which was derived from U.S. Treasury securities was 13.61%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Blue Chip Value Fund did not meet this strict requirement in 1999.
Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:

                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        THE GABELLI BLUE CHIP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES

           Mario J. Gabelli, CFA           Karl Otto Pohl
           CHAIRMAN AND CHIEF              FORMER PRESIDENT
           INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
           GABELLI ASSET MANAGEMENT INC.

           Anthony J. Colavita             Werner J. Roeder, MD
           ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
           ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

           Vincent D. Enright
           FORMER SENIOR VICE PRESIDENT
           AND CHIEF FINANCIAL OFFICER
           KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGERS

           Mario J. Gabelli, CFA           Barbara G. Marcin, CFA
           PRESIDENT AND CHIEF             PORTFOLIO MANAGER
           INVESTMENT OFFICER

           Bruce N. Alpert                 James E. McKee
           VICE PRESIDENT AND TREASURER    SECRETARY



                                   DISTRIBUTOR
                             Gabelli & Company, Inc.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company


                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP






--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB402Q499SR


[Photo of Mario J. Gabelli omitted]

THE
GABELLI
BLUE CHIP VALUE
FUND





                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999